SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20349

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 8, 2006

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-1163725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
4300 Wilson Boulevard, Suite 1100 Arlington, Virginia 22203
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.

On May 8, 2006, the AES Corporation (“the Company”) issued a press release setting forth its first quarter financial results. A copy of the release is furnished as Exhibit 99.1 to this report.

Item 9.01        Financial Statements and Exhibits

(d)                 Exhibits

Exhibit No.	Description

99.1	Press Release issued by The AES Corporation, dated May 8, 2006, AES Reports Strong First Quarter Results; Increases Guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: May 8, 2006	By:	/s/ Catherine M. Freeman
Name: Catherine M. Freeman
Title: Vice President and Corporate Controller

EXHIBIT INDEX

No.	Description
99.1	Press Release issued by The AES Corporation, dated May 8, 2006, AES Reports Strong First Quarter Results; Increases Guidance.